JANUS ASPEN SERIES
                           FLEXIBLE INCOME PORTFOLIO

                                   Prospectus

                                  MAY 1, 1998

Flexible Income Portfolio (the "Portfolio") is a diversified mutual fund that seeks to obtain maximum total return, consistent with preservation of capital, by investing primarily in income-producing securities. The Portfolio is a series of Janus Aspen Series (the "Trust") and currently offers two classes of shares. The Institutional Shares are sold under the name "Janus Aspen Series." The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Institutional Shares of the Portfolio (the "Shares") are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. Janus Capital Corporation ("Janus Capital") serves as investment adviser to the Portfolio. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.

The Trust sells and redeems its Shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. The Portfolio may not be available in connection with a particular contract. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Shares that a prospective purchaser of a variable insurance contract or plan participant should consider before allocating purchase payments or premiums to the Portfolio. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Shares is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1998 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company or plan participant.

THE PORTFOLIO MAY HAVE SUBSTANTIAL HOLDINGS OF HIGH-YIELD CORPORATE DEBT SECURITIES, COMMONLY KNOWN AS "JUNK BONDS." SEE "ADDITIONAL RISK FACTORS" ON PAGE 10 FOR THE RISKS ASSOCIATED WITH INVESTING IN THESE SECURITIES.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC NOR HAS THE SEC PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

JANUS ASPEN SERIES PROSPECTUS                                        MAY 1, 1998

                                    CONTENTS

THE PORTFOLIO AT A GLANCE
Brief description of the Portfolio..........................    2

EXPENSE INFORMATION
The Portfolio's annual operating expenses...................    3
Financial Highlights - a summary of financial data..........    4

PERFORMANCE TERMS
An explanation of performance terms.........................    6

THE PORTFOLIO IN DETAIL
Investment Objectives and Policies..........................    7
General Portfolio Policies..................................    8
Additional Risk Factors.....................................   10

MANAGEMENT OF THE PORTFOLIO
Investment Adviser and Investment Personnel.................   12
Personal Investing..........................................   12
Management Expenses and Expense Limits......................   12
Portfolio Transactions......................................   12
Other Service Providers.....................................   13
Other Information...........................................   13

DISTRIBUTIONS AND TAXES
Distributions...............................................   15
Taxes.......................................................   15

SHAREHOLDER'S GUIDE
Purchases...................................................   16
Redemptions.................................................   16
Shareholder Communications..................................   16

APPENDIX A
Glossary of Investment Terms................................   17

APPENDIX B
Explanation of Rating Categories............................   20

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                             PORTFOLIO AT A GLANCE

This section is designed to provide you with a brief overview of the Portfolio and its investment emphasis. A more detailed discussion of the Portfolio's investment objectives and policies begins on page 7.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to obtain maximum total return consistent with the preservation of capital.

PRIMARY HOLDINGS
A diversified portfolio that seeks to maximize total return from a combination of income and capital appreciation by investing primarily in income-producing securities.

SHAREHOLDER'S INVESTMENT HORIZON
The Portfolio is designed for long-term investors who primarily seek current income, and are willing to accept credit and other risks associated with investments in high-yield/high-risk securities.

FUND ADVISER
Janus Capital Corporation ("Janus Capital") serves as the Portfolio's investment adviser. Janus Capital has been in the investment advisory business for over 27 years and currently manages approximately $80 billion in assets.

PORTFOLIO MANAGER
Ronald V. Speaker

PORTFOLIO INCEPTION
September 1993

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                              EXPENSE INFORMATION

The following tables and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF COSTS AND EXPENSES, AS THE TABLES AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

    SHAREHOLDER TRANSACTION EXPENSES

         Maximum sales load imposed on purchases                       None
         Maximum sales load imposed on reinvested dividends            None
         Deferred sales charges on redemptions                         None
         Redemption fee                                                None
         Exchange fee                                                  None

ANNUAL OPERATING EXPENSES
(expressed as a percentage of average net assets)

------------------------------------------------------------------------------------
MANAGEMENT FEE                                                0.65%
OTHER EXPENSES                                                0.10%
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TOTAL OPERATING EXPENSES                                      0.75%
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EXAMPLE

---------------------------------------------------------------------------------------------------------
                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------
Assume you invest $1,000, the Shares of the Portfolio return
5% annually and the Portfolio's expense ratio remains as
listed above. The example shows the operating expenses that
you would indirectly bear as an investor in the Shares of
the Portfolio.                                                    $8       $24       $42       $93
 --------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

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                              FINANCIAL HIGHLIGHTS

Unless otherwise noted, the information below is for fiscal periods ending on December 31st of each year. The accounting firm of Price Waterhouse LLP has audited the Portfolio's financial statements since its inception. Their report is included in the Portfolio's Annual Report, which is incorporated by reference into the SAI. A DETAILED EXPLANATION OF THE FINANCIAL HIGHLIGHTS CAN BE FOUND ON PAGE 5.

                                                                                     FLEXIBLE INCOME PORTFOLIO
INSTITUTIONAL SHARES                                                   1997        1996        1995        1994       1993(1)
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 1.  Net asset value, beginning of period                              $11.24      $11.11       $9.48       $9.97     $10.00
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     INCOME FROM INVESTMENT OPERATIONS:
 2.  Net investment income                                                .67         .74         .53         .47        .11
 3.  Net gains or (losses) on securities (both realized and
     unrealized)                                                          .62         .24        1.70       (.56)      (.04)
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 4.  Total from investment operations                                    1.29         .98        2.23       (.09)        .07
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     LESS DISTRIBUTIONS:
 5.  Dividends (from net investment income)                             (.64)       (.72)       (.60)       (.40)      (.10)
 6.  Tax return of capital distributions                                               --          --          --         --
 7.  Distributions (from capital gains)                                 (.11)       (.13)          --          --         --
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 8.  Total distributions                                                (.75)       (.85)       (.60)       (.40)      (.10)
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 9.  Net asset value, end of period                                    $11.78      $11.24      $11.11       $9.48      $9.97
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10.  Total return*                                                     11.76%       9.19%      23.86%     (0.91%)      0.70%
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11.  Net assets, end of period (in thousands)                         $54,098     $25,315     $10,831      $1,924       $538
12.  Average net assets for the period (in thousands)                 $36,547     $17,889      $5,556      $1,636       $497
13.  Ratio of gross expenses to average net assets**                    0.75%       0.84%       1.07%         N/A        N/A
14.  Ratio of net expenses to average net assets**                      0.75%       0.83%       1.00%       1.00%(2)   1.00%(3)
15.  Ratio of net investment income to average net assets**             6.90%       7.31%       7.46%       5.49%      3.77%
16.  Portfolio turnover rate**                                           119%        250%        236%        234%       508%
17.  Average commission rate                                              N/A         N/A         N/A         N/A        N/A
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 *  Total return not annualized for periods of less than one year.
**  Annualized for periods of less than one full year.
(1) September 13, 1993 (inception) to December 31, 1993.
(2) The ratio was 1.35% for Flexible Income Portfolio before waiver of certain fees.
(3) The ratio was 5.27% for Flexible Income Portfolio before waiver of certain fees.

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                               UNDERSTANDING THE
                              FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights table. The table contains important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolio's Annual Report contains additional information about the Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

NET ASSET VALUE ("NAV") is the value of a single Share of the Portfolio. It is computed by adding the value of all of the Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 9 in the Financial Highlights table represents the change in value of a Share of the Portfolio over the fiscal period, but not its total return.

NET INVESTMENT INCOME is the per share amount of dividends and interest income earned on securities held by the Portfolio, less Portfolio expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) are the per share amount that the Portfolio paid from net investment income.

NET GAINS OR (LOSSES) ON SECURITIES is the per share increase or decrease in value of the securities the Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) are the per share amount that the Portfolio paid from net realized gains.

TOTAL RETURN is the percentage increase or decrease in the value of an investment over a stated period of time. Total return includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution.

RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS is the total of the Portfolio's operating expenses before expense offset arrangements divided by its average net assets for the stated period. The Portfolio was not required to disclose the ratio of gross expenses to average net assets prior to 1995. RATIO OF NET EXPENSES TO AVERAGE NET ASSETS reflects reductions in the Portfolio's expenses through the use of brokerage commissions and uninvested cash balances earning interest or balance credits.

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS is the Portfolio's net investment income divided by its average net assets for the stated period.

PORTFOLIO TURNOVER RATE is a measure of the amount of the Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of the Portfolio's securities.

AVERAGE COMMISSION RATE is the total of the Portfolio's agency commission paid on equity securities trades divided by the number of shares purchased and sold.

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                               PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe the Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of the Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. Flexible Income Portfolio generally measures performance in terms of yield.

CUMULATIVE TOTAL RETURN represents the actual rate of return on an investment for a specified period. The Financial Highlights table shows total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of the Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

AVERAGE ANNUAL TOTAL RETURN represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in the Portfolio's return and are not the same as actual annual results.

YIELD shows the rate of income the Shares earn on investments as a percentage of the Share price. It is calculated by dividing the Portfolio's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Share's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

Yields are calculated according to standardized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in the Portfolio for a year and the Shares of the Portfolio continued to have the same yield for the entire year.

THE PORTFOLIO IMPOSES NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN OR YIELD COMPUTATIONS. YIELD AND TOTAL RETURN FIGURES OF THE PORTFOLIO INCLUDE THE EFFECT OF DEDUCTING THE PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. PORTFOLIO PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

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                            THE PORTFOLIO IN DETAIL

This section takes a closer look at the Portfolio's investment objectives, policies and the securities in which it invests. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your investment goals, time horizon and risk tolerance before choosing the Portfolio.

The Portfolio has an investment objective and policies that are similar to Janus Flexible Income Fund, a retail fund managed by Janus Capital. Although it is anticipated that the Portfolio and Janus Flexible Income Fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of the Portfolio and Janus Flexible Income Fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including the Portfolio's investment objective, are not fundamental and may be changed by the Portfolio's Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in the Portfolio's objective or policies, you should consider whether the Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.

THE PORTFOLIO IS DESIGNED FOR THOSE INVESTORS WHO PRIMARILY SEEK CURRENT INCOME.

Investment Objective:...............................................Total Return
Primary Holdings:....................................Income-Producing Securities
Shareholder's Investment Horizon:...............................Intermediate- to
                                                                       Long-Term

FLEXIBLE INCOME PORTFOLIO
The investment objective of this Portfolio is to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. As a fundamental policy, this Portfolio will invest at least 80% of its assets in income-producing securities.

Flexible Income Portfolio may invest in a wide variety of income-producing securities including corporate bonds and notes, government securities, indexed/structured securities, preferred stock, income-producing common stocks, debt securities that are convertible or exchangeable into equity securities, and debt securities that carry with them the right to acquire equity securities as evidenced by warrants attached to or acquired with the securities. The Portfolio may invest to a lesser degree in common stocks, other equity securities or debt securities that are not currently paying dividends or interest. The Portfolio may purchase securities of any maturity and quality and the average maturity and quality of its portfolio may vary substantially.

Flexible Income Portfolio may invest without limit in foreign securities, including those of corporate and government issuers. The Portfolio may invest without limit in high-yield/high-risk securities and may have substantial holdings of such securities. The Portfolio may invest without limit in mortgage- and asset-backed securities and in zero coupon, pay-in-kind and step coupon securities. The risks of foreign securities and high-yield securities are described under "Additional Risk Factors" on page 10.

The Portfolio may purchase defaulted debt securities if, in the opinion of Janus Capital it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near term. Defaulted debt securities may be illiquid and subject to the Portfolio's limit on illiquid investments.

TYPES OF INVESTMENTS
In addition to the investment policies described above, Flexible Income Portfolio may purchase securities on a when-issued, delayed delivery or forward commitment basis. It may also use futures, options and other derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return. See "Additional Risk Factors" on page 10. When the Portfolio manager is unable to locate investment opportunities with favorable risk/reward characteristics, the cash position of Flexible Income Portfolio may increase and the Portfolio may have substantial holdings of cash or cash equivalent short-term obligations. See "General Portfolio Policies" on page 8.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN FLEXIBLE INCOME PORTFOLIO.

Q:    HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

A: A fundamental risk associated with any fund that invests in fixed-income securities (e.g., a bond fund) is the risk that the value of the securities it holds will rise or fall as interest rates change. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to rate changes than invest-
JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998    7
ment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the portfolio may react to interest rate changes.

Q:    WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

A: The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as the Portfolio. Some types of bonds, such as mortgage-backed securities, which are subject to prepayment risk, and securities with call provisions, may also have an "effective maturity" that is shorter than the stated date. With respect to GNMA securities and other mortgage-backed securities, effective maturity is likely to be substantially less than the stated maturities of the mortgages in the underlying pools. With respect to obligations with call provisions, effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

Q:    WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

A: A bond's duration indicates the time it will take an investor to recoup his or her investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

Q:    HOW DOES THE PORTFOLIO MANAGE INTEREST RATE RISK?

A: The Portfolio may vary its average-weighted effective maturity to reflect its portfolio manager's analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risk. See "Additional Risk Factors" on page 10.

Q:    WHAT IS MEANT BY "CREDIT QUALITY"?

A: Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all bond funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Q:    HOW IS CREDIT QUALITY MEASURED?

A: Ratings published by nationally recognized rating agencies such as Standard & Poor's Rating Services ("Standard & Poor's") and Moody's
Investors Service, Inc. ("Moody's") are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to Appendix B for a description of rating categories.

Q:    WHAT IS A HIGH-YIELD/HIGH-RISK SECURITY?

A: A high-yield security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by
Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

Q:    WHAT RISKS DO HIGH-YIELD/HIGH-RISK SECURITIES PRESENT?

A: High-yield securities are often considered to be more speculative and involve greater risk of default or price changes due to changes in economic and industry conditions and the issuer's creditworthiness. Their market prices tend to fluctuate more than higher quality securities as a result of changes in these factors.

The default rate of lower quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. In addition, there may be a smaller market for lower quality securities than for higher quality securities, making lower quality securities more difficult to sell promptly at an acceptable price.

The junk bond market can experience sudden and sharp price swings. Because the Portfolio may invest a significant portion of its portfolio in high-yield/high-risk securities, investors in the Portfolio should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

GENERAL PORTFOLIO POLICIES
In investing its assets, the Portfolio will follow the general policies listed below. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of

 8   JANUS ASPEN SERIES PROSPECTUS                                   MAY 1, 1998
other securities, it will not be required to dispose of any securities.

CASH POSITION
When the Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. A larger hedged position and/or larger cash position may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Portfolio may invest in as means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Portfolio may also invest in money market funds (including funds managed by Janus Capital). When the Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. The Portfolio qualifies as a diversified fund under the 1940 Act and is subject to the following diversification requirements:

- As a fundamental policy, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer.

- As a fundamental policy, with respect to 75% of its total assets, the Portfolio will not purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets.

- The Portfolio will not invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS
In addition to the diversification requirements stated above, the Portfolio intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

INDUSTRY CONCENTRATION
As a fundamental policy, the Portfolio will not invest 25% or more of its total assets in any particular industry (excluding U.S. government securities).

PORTFOLIO TURNOVER
The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in the Portfolio whenever the portfolio manager believes such changes are desirable. The portfolio turnover rate is generally not a factor in making buy and sell decisions.

To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains.

ILLIQUID INVESTMENTS
The Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. If illiquid securities exceed 15% of the Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper and municipal lease obligations.

BORROWING AND LENDING
The Portfolio may borrow money and lend securities or other assets, as follows:

- The Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

- The Portfolio may mortgage or pledge securities as collateral for borrowings in amounts up to 15% of its net assets.

- As a fundamental policy, the Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Under the terms of an exemptive order received from the SEC, the Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits.

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ADDITIONAL RISK FACTORS

FOREIGN SECURITIES
INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, MAY INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

- CURRENCY RISK. The Portfolio may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

- POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country. The Portfolio may invest in emerging market countries. Emerging market countries involve greater risks such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

- REGULATORY RISK. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

- MARKET RISK. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

- TRANSACTION COSTS. Transaction costs of buying and selling foreign securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

Foreign securities purchased indirectly (e.g., depositary receipts) are subject to many of the above risks, including currency risk, because their values depend on the performance of a foreign security denominated in its home currency.

INVESTMENTS IN SMALLER COMPANIES
SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase its income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments.

The use of derivative instruments exposes the Portfolio to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

- the risk that interest rates, securities prices and currency markets will not move in the direction that the portfolio manager anticipates;

- imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

- the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

- inability to close out certain hedged positions to avoid adverse tax consequences;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

 10   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

- leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

- particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Portfolio worse off than if it had not entered into the position.

Although the Portfolio's manager believes the use of derivative instruments will benefit the Portfolio, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgment proves incorrect.

When the Portfolio invests in a derivative instrument, it may be required to segregate cash and other liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

HIGH-YIELD/HIGH-RISK SECURITIES
HIGH-YIELD/HIGH-RISK SECURITIES (OR "JUNK" BONDS) ARE DEBT SECURITIES RATED BELOW INVESTMENT GRADE BY THE PRIMARY RATING AGENCIES (SUCH AS STANDARD & POOR'S AND MOODY'S).

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield/high-risk securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield/high-risk securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, Janus Capital may treat such securities as unrated debt.

The market prices of high-yield/high-risk securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Portfolio must recognize imputed interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Portfolio may have to sell securities to have sufficient cash to pay the dividends.

Please refer to Appendix B for a description of bond rating categories.

SHORT SALES
The Portfolio may engage in "short sales against the box." This technique involves selling either a security that the Portfolio owns, or a security equivalent in kind and amount that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

SPECIAL SITUATIONS
The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

See Appendix A for risks associated with certain other investments.

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                          MANAGEMENT OF THE PORTFOLIO

TRUSTEES
The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to the Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolio to the officers of the Trust and meet at least quarterly to review the Portfolio's investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER
Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolio and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolio.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

INVESTMENT PERSONNEL
PORTFOLIO MANAGER
RONALD V. SPEAKER is Executive Vice President and portfolio manager of Flexible Income Portfolio, which he has managed or co-managed since its inception. He previously served as co-manager of High-Yield Portfolio, from its inception to May 1998. He managed Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker joined Janus Capital in 1986. He has managed or co-managed Janus Flexible Income Fund since December 1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through December 1995. He previously managed or co-managed Janus High-Yield Fund from its inception to February 1998. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

PERSONAL INVESTING
Janus Capital does not permit portfolio managers to purchase and sell securities for their own accounts, except under the limited exception in Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolio or Janus Capital's other advisory clients. See the SAI for more detailed information.

MANAGEMENT EXPENSES AND EXPENSE LIMITS
The Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with the Portfolio spells out the management fee and other expenses that the Portfolio must pay. The Portfolio is subject to the following management fee schedule (expressed as an annual rate):

                         AVERAGE DAILY
                           NET ASSETS       ANNUAL RATE     EXPENSE LIMIT
    FEE SCHEDULE          OF PORTFOLIO     PERCENTAGE(%)    PERCENTAGE(%)
-------------------------------------------------------------------------
Flexible Income        First $300 Million        .65            1.00(1)
  Portfolio            Over $300 Million         .55
-------------------------------------------------------------------------

 (1) Janus Capital may terminate or modify the expense limitation at anytime upon at least 90 days' notice to the Trustees.

As asset size increases, the annual rate of the management fee declines in accordance with the above schedule. In addition, the Shares of the Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS
Purchases and sales of securities on behalf of the Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Portfolio's transactions and recognizing brokerage, research and other services provided to

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the Portfolio and to Janus Capital. Janus Capital may consider sales of shares of the Portfolio or other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase the Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for the Portfolio i) to the Portfolio or ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Portfolio's Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for the Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses serving to reduce those expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS

The following parties provide the Portfolio with administrative and other services.

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 0351
Boston, Massachusetts 02117-0351

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217-3375

Janus Service Corporation is a wholly-owned subsidiary of Janus Capital.

OTHER INFORMATION
ORGANIZATION
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust offers Shares in twelve separate series, one of which is offered by this Prospectus.

The Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this Prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of the Portfolio are offered by separate prospectus and are available only to participant directed qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services provided to plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific class or Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each class or Portfolio only if a matter affects or requires the vote of only that class or Portfolio or the interest of a class or Portfolio in the matter differs from the interest of other class or Portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

An insurance company issuing a variable contract invested in Shares of the Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all Shares held by the separate account in proportion to the voting instructions received.

CONFLICTS OF INTEREST
The Portfolio's Shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolios (offered through a separate prospectus) are available to certain participant directed qualified plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners arising out of the fact that it offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any anticipated disadvantages or material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investment in the Portfolio or substitute shares of another Portfolio. If this occurs, the Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of the Portfolio to any separate account or may suspend or terminate the offering of the Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve the Portfolio's investment objective by investing all of the Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Portfolio. Unless

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otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

YEAR 2000
Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has entered into a consulting arrangement with one of the foremost experts in Year 2000 compliance to help Janus Capital successfully achieve Year 2000 compliance. Janus Capital does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Portfolio with service at current levels.

THE VALUATION OF SHARES
The NAV of the Shares of the Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per Share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding.

Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

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                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
TO AVOID TAXATION OF THE PORTFOLIO, THE INTERNAL REVENUE CODE REQUIRES THE PORTFOLIO TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED ON ITS INVESTMENTS ANNUALLY. ORDINARY INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM GAINS ARE PAID TO SHAREHOLDERS AS ORDINARY INCOME DIVIDENDS. NET REALIZED LONG-TERM GAINS, IF ANY, ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. EACH CLASS OF THE PORTFOLIO MAKES SEMIANNUAL DISTRIBUTIONS IN JUNE AND DECEMBER OF SUBSTANTIALLY ALL OF ITS INVESTMENT INCOME AND AN ANNUAL DISTRIBUTION IN JUNE OF ITS NET REALIZED GAINS, IF ANY. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS FROM THE SHARES OF THE PORTFOLIO WILL BE AUTOMATICALLY REINVESTED INTO ADDITIONAL SHARES OF THE PORTFOLIO.

HOW DISTRIBUTIONS AFFECT NAV
Distributions are paid to shareholders as of the record date of the distribution of the Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of the Portfolio's Shares. The Share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of the Portfolio declared a dividend in the amount of $0.25 per share. If the price of the Portfolio's Shares was $10.00 on December 30, the Share price on December 31 would be $9.75, barring market fluctuations.

TAXES
TAXES ON DISTRIBUTIONS
Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment in the Shares depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

TAXATION OF THE PORTFOLIOS
Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to withholding of foreign taxes. The Portfolio may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce their investment income.

The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

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                              SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIO DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company's separate account or your plan documents for information on how to invest in the Shares of the Portfolio.

All investments in the Portfolio are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by the Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by the Portfolio.

The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of the Portfolio. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS
Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Trust's fiscal year ends December 31.

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                                   APPENDIX A

GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objective and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES
BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

COMMON STOCK represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PREFERRED STOCK is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

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RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

ZERO COUPON BONDS are debt securities that do not pay interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable securities.

II. FUTURES, OPTIONS
AND OTHER DERIVATIVES
FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. The Portfolio may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

 18   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies.

JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998    19

                                   APPENDIX B

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

    BOND RATING                     EXPLANATION
--------------------------------------------------------------
INVESTMENT GRADE
AAA                   Highest rating; extremely strong
                      capacity to pay principal and interest.
AA                    High quality; very strong capacity to
                      pay principal and interest.
A                     Strong capacity to pay principal and
                      interest; somewhat more susceptible to
                      the adverse effects of changing
                      circumstances and economic conditions.
BBB                   Adequate capacity to pay principal and
                      interest; normally exhibit adequate
                      protection parameters, but adverse
                      economic conditions or changing
                      circumstances more likely to lead to a
                      weakened capacity to pay principal and
                      interest than for higher rated bonds.
NON-INVESTMENT GRADE
BB, B, CCC, CC, C     Predominantly speculative with respect
                      to the issuer's capacity to meet
                      required interest and principal
                      payments. BB - lowest degree of
                      speculation; C - the highest degree of
                      speculation. Quality and protective
                      characteristics outweighed by large
                      uncertainties or major risk exposure to
                      adverse conditions.
D                     In default.
--------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

INVESTMENT GRADE
Aaa                   Highest quality, smallest degree of
                      investment risk.
Aa                    High quality; together with Aaa bonds,
                      they compose the high-grade bond group.
A                     Upper-medium grade obligations; many
                      favorable investment attributes.
Baa                   Medium-grade obligations; neither highly
                      protected nor poorly secured. Interest
                      and principal appear adequate for the
                      present but certain protective elements
                      may be lacking or may be unreliable over
                      any great length of time.
NON-INVESTMENT GRADE
Ba                    More uncertain, with speculative
                      elements. Protection of interest and
                      principal payments not well safeguarded
                      during good and bad times.
B                     Lack characteristics of desirable
                      investment; potentially low assurance of
                      timely interest and principal payments
                      or maintenance of other contract terms
                      over time.
Caa                   Poor standing, may be in default;
                      elements of danger with respect to
                      principal or interest payments.
Ca                    Speculative in a high degree; could be
                      in default or have other marked
                      shortcomings.
C                     Lowest-rated; extremely poor prospects
                      of ever attaining investment standing.
--------------------------------------------------------------

* Unrated securities are treated as noninvestment grade unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Split rated securities may be treated as investment grade so long as at least one major agency has rated the security as investment grade.

SECURITIES HOLDINGS BY RATING CATEGORY
During the fiscal year ended December 31, 1997, the percentage of securities holdings for the Flexible Income Portfolio by rating category based upon a weighted monthly average was:

BONDS - S&P RATING                      FLEXIBLE INCOME PORTFOLIO
AAA                                                 21%
AA                                                   0%
A                                                   15%
BBB                                                 12%
BB                                                  11%
B                                                   27%
CCC                                                  1%
CC                                                   0%
C                                                    0%
Preferred Stock                                      2%
Cash and Options                                    11%
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TOTAL                                              100%
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 20   JANUS ASPEN SERIES PROSPECTUS                                  MAY 1, 1998

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